UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ECHO	The Nasdaq Stock Market L.L.C.

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Cleansing Materials

In connection with confidential discussions by management of Hughes Satellite Systems Corporation (“HSSC”) with certain holders of HSSC’s 5.25% Senior Secured Notes due 2026 and its 6.625% Senior Notes due 2026 (the “Funded Debt Obligations”), HSSC entered into confidentiality agreements (the “Confidentiality Agreements”) that facilitated its ability to engage in discussions with such holders regarding one or more potential transactions involving the Funded Debt Obligations. Such discussions failed to achieve an agreement with respect to a potential transaction.

Pursuant to the Confidentiality Agreements, HSSC agreed to publicly disclose certain confidential information previously disclosed to such holders of Funded Debt Obligations (collectively, the “Cleansing Materials”) upon the occurrence of certain events set forth in the Confidentiality Agreements. The Cleansing Materials attached as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto are being furnished in satisfaction of HSSC’s public disclosure obligations under the Confidentiality Agreements.

The Cleansing Materials were prepared solely to facilitate discussions with the holders of Funded Debt Obligations, was not prepared with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to us or our securities. The Cleansing Materials reflect assumptions and plans from the fourth quarter of 2025 under various assumptions as of the date of such materials, and many of such assumptions and plans may have changed since that time. The Cleansing Materials should not be regarded as an indication that EchoStar Corporation, HSSC or any third party considers the Cleansing Materials to be material non-public information or a reliable prediction of future events, and the Cleansing Materials should not be relied upon as such. Neither EchoStar Corporation, HSSC nor any third party makes any representation to any person regarding the accuracy or completeness of any of the information contained in the Cleansing Materials or undertakes any obligation to update the Cleansing Materials to reflect circumstances existing after the dates when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Cleansing Materials becomes or is shown to be incorrect.

The information set forth in this Current Report and the exhibit attached hereto are not an offer to sell or exchange, or solicitation of an offer to buy or exchange, any securities, or a solicitation of consents with respect to any of our securities.

The information included in this Current Report under Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the U.S. Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Warning Concerning Forward-Looking Statements

This Current Report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. Further, our actual results may differ from the financial projections, prospective financial information and forecasts included in the Cleansing Materials.

The information contained in our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” therein or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	HSSC Cleansing Material – Presentation.
Exhibit 99.2	HSSC Cleansing Material – Q4 2025 Model with allocated BSS.
Exhibit 99.3	HSSC Cleansing Material – Q4 2025 Model without J3 lease payment.
Exhibit 99.4	HSSC Cleansing Material – Q4 2025 Model with J3 lease payment.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION
Date: August 7, 2026	By:	/s/ Jeffrey H. Blum
Jeffrey H. Blum ActingChief Legal Officer and Secretary